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                                                                  Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation by reference of our report dated December 4, 1997, included in this Form 10-K, into the Browning-Ferris Industries, Inc. previously filed Form S-8 Registration Statement File Nos. 33-38117, 33-41281, 33-53393 and 33-56583, Form S-3 Registration Statement File Nos. 33-58298 and 33-65055 and Form S-4 Registration Statement File Nos. 33-52240 and 33-58889.






       ARTHUR ANDERSEN LLP

       Houston, Texas
       December 4, 1997